                                                                   EXHIBIT 10.48

                        REMEDY INTELLIGENT STAFFING, INC.
                                  EARLY RENEWAL
                         ADDENDUM TO FRANCHISE AGREEMENT
                            FOR EXISTING FRANCHISEES

      This Early Renewal Addendum to Franchise Agreement for Existing Franchisees ("ADDENDUM") is made effective as of _____________, 200__, ("EFFECTIVE DATE"), through _______, 200__, by and between Remedy Intelligent Staffing, Inc., a California corporation and wholly-owned subsidiary of RemedyTemp, Inc., having its principal place of business at 101 Enterprise, Aliso Viejo, California 92656 ("FRANCHISOR"), and _____________________________________________________________________________,
(residing at / having its principal place of business at) _____________________ __________________________("FRANCHISEE") with reference to the following facts:

                                    RECITALS

      WHEREAS, Franchisor and Franchisee previously entered into a Remedy Intelligent Staffing, Inc. Franchise Agreement dated ______________________ [NOTE: INSERT DATE.] (the "INITIAL AGREEMENT").

      WHEREAS, The expiration date of the Initial Agreement is, or was, on:
_________________ [NOTE: COMPLETE THIS BLANK BY DETERMINING THE DATE ON WHICH THE CURRENT TERM OF THE INITIAL AGREEMENT EXPIRES.] (the "ORIGINAL EXPIRATION DATE").

      WHEREAS, Franchisor and Franchisee have mutually agreed to terminate the Initial Agreement prior to the Original Expiration Date, and have entered into on this date a new form of Remedy Intelligent Staffing, Inc. Franchise Agreement (the "FRANCHISE AGREEMENT").

      WHEREAS, Franchisor and Franchisee desire to make certain modifications to the Franchise Agreement to reflect both Franchisee's status as an existing franchisee of Franchisor, and that the Franchise Agreement is being entered into as a renewal of franchise rights.

      NOW, THEREFORE, Franchisor and Franchisee agree as follows:

                  1.    TERMINATION OF INITIAL AGREEMENT
                        AND EFFECTIVENESS OF RENEWAL

      Franchisor and Franchisee acknowledge and agree that the Franchise Agreement shall become effective as of the Effective Date. At the time this Addendum and the Franchise Agreement become effective, the Initial Agreement shall terminate and, except for Franchisee's outstanding obligations thereunder, shall no longer be of any force or effect, and the franchise rights and obligations thereafter shall be governed solely by the Franchise Agreement and this Addendum.

                           2. GENERAL RENEWAL CHANGES

      Franchisor and Franchisee agree that the following changes will be made to the Franchise Agreement to reflect that it is for the renewal of an existing Remedy Franchised Business. Unless otherwise defined herein, all capitalized terms shall have the same meaning as set forth in the Franchise Agreement.

2.1 The third "WHEREAS" clause of the Franchise Agreement shall be deleted in its entirety; and the following shall be substituted in lieu thereof:

            "WHEREAS, Franchisee wishes to continue to operate its Remedy Franchised Business, and adopt the terms set forth in this Agreement."

2.2 In Section 1 of the Franchise Agreement, "DEFINITIONS," the definition for "Calculation Year" shall be deleted in its entirety; and the following shall be substituted in lieu thereof:

            "CALCULATION YEAR" shall mean, for the first Calculation Year, the twelve (12) calendar month period beginning on the Effective Date, and, for subsequent Calculation Years, each consecutive twelve (12) month period thereafter during the term of this Agreement."

2.3 In Section 1 of the Franchise Agreement, "DEFINITIONS," in the definition for "Franchisor's Share," is deleted in its entirety; and the following will be substituted in lieu thereof:

            "FRANCHISOR'S SHARE" shall be an amount of money, paid to Franchisor, equal to the sum of: (i) Franchisor's Split of the Adjusted Gross Margin Dollars, determined according to the Gross Margin Schedule set forth in Section 5.6, (ii) eight percent (8%) of Direct-Hire Billings during an Accounting Period, (iii) Franchisor's Split of Subcontractor Profit during an Accounting Period, and (iv) eight percent (8%) of Temporary-to-Hire Conversion Fees during an Accounting Period.

2.4 In Section 1 of the Franchise Agreement, "DEFINITIONS," the definition for "Gross Margin Floor" shall be deleted in its entirety; and "Gross Margin Floor" shall mean the Gross Margin Floor as set forth in the Gross Margin Schedule elected by Franchisee pursuant to Section 2.5 of this Addendum.

2.5 In Section 1 of the Franchise Agreement, "DEFINITIONS," the definition for "Gross Margin Schedule" shall be deleted in its entirety; and "Gross Margin Schedule" shall mean the schedule of Gross Margin Tiers, dollar amounts, Franchisor's Split, Franchisee's Split, Gross Margin Floor and Adjusted Gross Margin Dollar application as set forth in Attachment A or Attachment B hereto, as the case may be. In connection therewith:

      A. At the time Franchisor and Franchisee enter into this Addendum, Franchisee shall elect, by checking the appropriate box [ONLY ONE BOX SHOULD BE CHECKED], one of the following in connection with the Gross Margin Schedule to be applied to the Franchise Agreement:

      [ ]   Gross Margin Schedule A, attached hereto as Attachment A; or

      [ ]   Gross Margin Schedule B, attached hereto as Attachment B.

      B. Once selected, Franchisee shall have no right to change from one Gross Margin Schedule to the other except as provided below:

            1. So long as Franchisee is not then in default of the Franchise Agreement, Franchisee shall have one (1) option, exercisable only during the third or fourth Calculation Year following the Effective Date, to change from the Gross Margin Schedule selected pursuant to Section 2.5.A (either Gross Margin Schedule A or Gross Margin Schedule B) to the other Gross Margin Schedule; provided, that Franchisee must deliver a duly completed and executed notice of exercise of option, in the form of Attachment E, to Franchisor no later than ninety (90) days prior to the end of the second or third (as applicable) Calculation Year following the Effective Date. The new Gross Margin Schedule will become effective at the beginning of the next Calculation Year (either the third or fourth (as applicable) Calculation Year following the Effective Date) and shall remain effective until the termination or expiration of the Franchise Agreement, unless changed pursuant to Section 2.5.B.2. below.

            2. So long as Franchisee is not then in default of the Franchise Agreement, and Franchisee has renewed its Franchise Agreement pursuant to
Section 4.2 of the Franchise Agreement, Franchisee shall have one (1) option, exercisable only during the seventh or eighth Calculation Year following the Effective Date, to change from its then-current Gross Margin Schedule (either Gross Margin Schedule A or Gross Margin Schedule B) to the other Gross Margin Schedule; provided, that Franchisee must deliver a duly completed and executed notice of exercise of option, in the form of Attachment E, to Franchisor no later than ninety (90) days prior to the end of the sixth or seventh (as applicable) Calculation Year following the Effective Date. The new Gross Margin Schedule will become effective at the beginning of the next Calculation Year (either the seventh or eighth (as applicable) Calculation Year following the Effective Date) and shall remain effective until the termination or expiration of the Franchise Agreement.

2.6 The definition of "Initial Term" in Section 1 of the Franchise Agreement, under the heading "DEFINITIONS" shall be revised to mean the period of time from the Effective Date until the fifth (5th) anniversary of the Original Expiration Date, and the language of Section 4.1 of the Franchise Agreement shall be amended to reflect this revised Initial Term.

2.7 In Section 1 of the Franchise Agreement, "DEFINITIONS," in the definition for "Technology Fee," is deleted in its entirety; and the following will be substituted in lieu thereof:

      "TECHNOLOGY FEE" means a monthly fee paid to Franchisor each Accounting Period in the amount of Two Hundred thirty Six Dollars ($236) for the first Location of the Franchised

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      Business, and One Hundred Dollars ($100) for each additional Location of the Franchised Business.

2.8 Section 4 of the Franchise Agreement, "TERM AND RENEWAL," shall be supplemented by the addition of the following new Section 4.5:

      4.5. OPTIONS UPON EXPIRATION OF RENEWAL TERM.

      4.5.1. Request for Additional Renewal. If, at the end of the term of the Renewal Agreement, Franchisee desires to obtain an extra renewal period of five (5) years (an "EXTRA RENEWAL TERM") and timely applies with Franchisor therefor as described below, then the terms of this Section 4.5 will apply. If Franchisee makes a written request to Franchisor for an Extra Renewal Term, no earlier than five hundred forty (540) days and no later than three hundred sixty (360) days prior to the end of the term under the Renewal Agreement, Franchisor may, without any obligation, offer a new Renewal Agreement (the "EXTRA RENEWAL AGREEMENT") to Franchisee prior to three hundred fifteen (315) days before expiration of the term of the Renewal Agreement. The terms of the Extra Renewal Agreement, including, without limitation, the financial terms and conditions which provide for the compensation to both Franchisor and Franchisee, shall be the same as the terms set forth in Franchisor's then-current form of franchise agreement for a new Remedy franchise, except that, under the Extra Renewal Agreement: (i) the provisions applicable to further renewals shall not apply, (ii) no initial or renewal franchise fee shall be charged to Franchisee, and (iii) the Territory shall remain the same. If Franchisee does not desire to obtain an Extra Renewal Term, if Franchisee does not timely apply therefor, or if Franchisor offers such Extra Renewal Agreement and Franchisee does not enter into such Extra Renewal Agreement within forty-five (45) days after such offer, then the Renewal Agreement will expire in accordance with its terms and Franchisee will continue to be bound by all its obligations which survive thereunder (including, but not limited to, the provisions of the Renewal Agreement related to noncompetition, confidentiality, and customer lists).

      4.5.2. Request for Purchase of Franchised Business.

            (a) If, as of two hundred seventy (270) days prior to the expiration of the term of the Renewal Agreement, (i) Franchisee has timely applied for an Extra Renewal Agreement pursuant to Section 4.5.1, but Franchisor has not offered an Extra Renewal Agreement to Franchisee, (ii) Franchisee is not then in default of the Renewal Agreement, and (iii) Franchisee demonstrates to Franchisor's satisfaction that Franchisee has conducted in good faith a diligent search within the past twelve (12) months for a prospective third-party buyer but has not received a bona fide offer to acquire the Franchised Business, then Franchisee may request that Franchisor consider a purchase of the assets of the Franchised Business by delivering to Franchisor a purchase consideration request, in the form attached to the Early Renewal Addendum to the Franchise Agreement as Attachment F (a "PURCHASE CONSIDERATION REQUEST"), no later than one hundred eighty (180) days prior to expiration of the term of the Renewal Agreement.

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            (b) If Franchisee timely delivers such Purchase Consideration
      Request in accordance with Section 4.5.2.(a) above, Franchisor may either
      (i) engage in discussions with Franchisee for the purchase of the Franchised Business, or (ii) notify Franchisee that it will not consider such purchase. If within thirty (30) days after receipt of the Purchase Consideration Request Franchisor fails to engage in purchase discussions or notifies Franchisee that it will not consider such purchase, the Renewal Agreement will expire in accordance with its terms, and Franchisee will continue to be bound by all its obligations which survive thereunder, including, without limitation, the provisions of the Renewal Agreement related to confidentiality and customer list obligations; provided, however, that Franchisee will not continue to be bound by the post-term non-competition provision of the Renewal Agreement.

            (c) If Franchisor elects to engage in discussions with Franchisee with respect to a potential purchase, Franchisor and Franchisee shall engage in such discussions for a sixty (60) day period after Franchisor's receipt of the Purchase Consideration Request (the "DISCUSSION PERIOD"), and Franchisor and Franchisee shall each conduct and submit to the other party a valuation of the assets of the Franchised Business at least ten
      (10) days prior to the end of the Discussion Period. If the parties cannot agree upon the terms of such purchase during the Discussion Period, then if Franchisor's valuation of the Franchised Business is (i) equal to or greater than eighty percent (80%) of Franchisee's most recent valuation of the Franchised Business submitted to Franchisor in writing (the "FRANCHISEE VALUATION"), Franchisee may elect within five (5) business days after expiration of the Discussion Period, at Franchisee's sole cost and expense, to submit Franchisor's valuation and the Franchisee Valuation to an independent third party valuation firm (the "VALUATION FIRM"), or
      (ii) less than eighty percent (80%) of the Franchisee Valuation, either party may elect to terminate discussions related to the potential purchase and the Renewal Agreement will expire in accordance with its terms and Franchisee will continue to be bound by all its obligations which survive thereunder (including, but not limited to, the provisions of the Renewal Agreement related to noncompetition, confidentiality, and customer lists).

            (d) If pursuant to clause (i) of Section 4.5.2.(c), Franchisee timely submits written notice of its election to submit to a Valuation Firm, then within fifteen (15) days after receipt of such notice, Franchisor and Franchisee shall mutually agree upon a Valuation Firm. If Franchisor and Franchisee cannot mutually agree upon a Valuation Firm within this time period, the Renewal Agreement will expire in accordance with its terms and Franchisee will continue to be bound by all its obligations which survive thereunder (including, but not limited to, the provisions of the Renewal Agreement related to noncompetition, confidentiality, and customer lists). Promptly after selection of the Valuation Firm, the parties will provide the Valuation Firm with the Franchisee Valuation and Franchisor's valuation of the assets of the Franchised Business. Each party agrees to allow the Valuation Firm reasonable access to inspect such records, financial statements and other documents and information it deems necessary to conduct its valuation. The Valuation Firm will determine the value of the Franchised Business as soon as practicable but in no event later than thirty (30) days after engagement. All costs and expenses of the Valuation Firm will be borne solely by Franchisee.

            (e) If the Valuation Firm's determination of the value of the assets of the Franchised Business (the "FIRM VALUATION") is less than ninety percent (90%) of the Franchisee Valuation, then Franchisor, in its sole discretion, may elect either (i) to purchase the Franchised Business for the Firm Valuation or (ii) not to purchase the Franchised Business; and if Franchisor elects not to purchase the assets of the Franchised Business pursuant to clause (ii) of this paragraph, the Renewal Agreement will expire in accordance with its terms and Franchisee will continue to be bound by all its obligations which survive thereunder (including, but not limited to, the provisions of the Renewal Agreement related to noncompetition, confidentiality, and customer lists).

            (f) If the Firm Valuation is equal to or greater than ninety percent (90%) of the Franchisee Valuation, then Franchisor, in its sole discretion, may elect either (i) to purchase the assets of the Franchised Business for the lesser of (a) the Firm Valuation and (b) the Franchisee Valuation, or (ii) not to purchase the assets of the Franchised Business, and if Franchisor elects not to purchase the assets of the Franchised Business pursuant to clause (ii) of this paragraph, the Renewal Agreement will expire in accordance with its terms and Franchisee will continue to be bound by its obligations which survive thereunder, including, without limitation, the provisions of the Renewal Agreement related to confidentiality and customer list obligations; provided, however, that Franchisee will not continue to be bound by any post term non-competition provision of the Renewal Agreement.

            (g) If the valuation process described in this Section 4.5.2 extends beyond the term of the Renewal Agreement, then the Renewal Agreement will expire in accordance with its terms and the valuation process will come to an end upon the expiration of the Renewal Agreement, unless the parties agree in writing to extend the term of the Renewal Agreement until the completion of such valuation process.

2.9 In Section 5 of the Franchise Agreement, "FEES," Section 5.1, "Initial Franchise Fee," shall be deleted in its entirety and shall have no further force or effect.

2.10 If Franchisee selects Gross Margin Schedule A pursuant to Section 2.5 of this Addendum, Section 5 of the Franchise Agreement, "FEES," in Section 5.6.2, "Franchisee Split Bonus," shall be amended to delete in its entirety the last sentence beginning with the word, "Notwithstanding," and the following shall be substituted in lieu thereof:

      Notwithstanding the foregoing, or anything herein to the contrary, under no circumstances shall Franchisee's Split be increased above seventy-two percent (72%) by application of the bonus percentage as set forth in the chart below. For example, if Franchisee's Split according to the Gross Margin Schedule was 72% (Tier 13), and a Gross Margin Percentage of 28% entitled Franchisee to a bonus of 2%, Franchisee's Split will not be increased under such circumstances, as Franchisee's Split already is above 72%.

If Franchisee selects Gross Margin Schedule B pursuant to Section 2.5 of this Addendum, Section 5.6.2 of the Franchise Agreement shall remain unchanged.

2.11 Notwithstanding the provisions of Section 5.6.2 of the Franchise Agreement, the initial Franchisor's Split and Franchisee's Split during the first Calculation Year under the Franchise Agreement shall be the same Franchisor's Split and Franchisee's Split percentages applicable to the Franchised Business at the time of the Effective Date.

2.12 Section 6 of the Franchise Agreement, "COMMENCEMENT AS A REMEDY FRANCHISEE," shall be deleted in its entirety and shall have no force or effect.

2.13 In Section 7 of the Franchise Agreement, "TRAINING," Sections 7.1, 7.2 and
7.3 shall be deleted in their entirety and shall have no force or effect.

2.14 In Section 9 of the Franchise Agreement, "ADDITIONAL SERVICES TO BE PROVIDED BY FRANCHISOR," Section 9.1 shall be deleted in its entirety and shall have no force or effect.

2.15 Section 18 of the Franchise Agreement, "ADVERTISING AND BRAND DEVELOPMENT" shall be amended to delete the first paragraph of Section 18.1 in its entirety, and the following shall be substituted in lieu thereof:

            Franchisee will be required to participate in Franchisor's brand development fund for the System (the "BRAND DEVELOPMENT FUND"). Franchisee shall be required to contribute to the Brand Development Fund an annual amount equal to 0.10% of Gross Billings for each Calculation Year, up to a maximum of Seven Thousand Dollars ($7,000) for each Calculation Year, and such contribution shall be deducted each Accounting Period from Franchisee's Share as set forth in Section 5.2. The Brand Development Fund shall be administered by Franchisor, or its designee, as follows:

2.16 In Section 21 of the Franchise Agreement, "COMPUTERIZED MANAGEMENT AND OPERATIONAL SYSTEM," the first sentence in Section 21.4, beginning with "At Franchisee's expense," shall be deleted in its entirety and the following shall be substituted in lieu thereof.

      Franchisee shall purchase, install and maintain the Computer System (including internet access) at the Location of the Franchised Business.

2.17 In Section 23 of the Franchise Agreement, "TERMINATION," Section 23.2(xv) shall be deleted in its entirety and shall have no force or effect.

                     3. STRATEGIC NATIONAL ACCOUNT CUSTOMERS

3.1 Conversion From National Account Customers to Strategic National Account Customers. All customers of the Franchised Business that were deemed to be "National Account Customers" under the Initial Agreement may remain customers of the Franchised Business, but shall be deemed Strategic National Account Customers under the Franchise Agreement ("CONVERTED ACCOUNTS"). The billings from the Franchised Business for Converted Accounts shall not be included with the billings from other Temporary Employment customers of the Franchised Business. Franchisor's Split and Franchisee's Split on billings from Converted Accounts shall continue to be determined in the same manner as set forth under the Initial Agreement (e.g., using billed hours to determine Adjusted Gross Margin Dollars rather than billed dollars) for so long as such calculation is more advantageous to Franchisee than if calculated under the terms of the Franchise Agreement. If at any time Franchisee's Share as calculated under the Franchise Agreement would be greater with respect to Converted Accounts than Franchisee's Share as calculated under the Initial Agreement, Franchisee's Share and Franchisor's Share on billings from Converted Accounts thereafter and forevermore shall be determined in accordance with the Franchise Agreement. Franchisor's Split and Franchisee's Split on billings from all Strategic National Account Customers of the Franchised Business acquired after the Effective Date shall be determined in accordance with the Franchise Agreement.

3.2 Strategic National Account Customers and Gross Margin Floor. Notwithstanding anything to the contrary contained in the Franchise Agreement, all billings from Strategic National Account Customers shall not be included with billings from other Temporary Employment clients and customers of the Franchised Business for purposes of determining the Gross Margin Floor. Billings from Strategic National Account Customers and Converted Accounts shall be included in total Adjusted Gross Margin Dollars for purposes of calculating Franchisor's Split and Franchisee's Split under the Gross Margin Schedule.

                                4. TADI CUSTOMERS

      If any clients or customers of the Franchised Business are classified by Franchisor as a target account discount incentive customer or client (a "TADI ACCOUNT"), Franchisee shall, subject to the terms contained in the Amendment appended hereto as Attachment C, be eligible to retain such accounts by entering into and complying with Attachment C.

                         5. SPLIT CALCULATION GUARANTEE

      By entering into the First Year Split Calculation Guarantee Amendment appended to this Agreement as Attachment D, Franchisee shall be eligible to receive a guarantee from Franchisor that during the first Calculation Year of the Franchise Agreement, Franchisee's Split of Adjusted Gross Margin Dollars shall be calculated in the manner more advantageous to Franchisee as between the terms of the Initial Agreement and Franchise Agreement.

                                6. MISCELLANEOUS

6.1 Remainder of Franchise Agreement. This Addendum constitutes an integral part of the Franchise Agreement between the parties hereto, and the terms of this Addendum shall be controlling with respect to the subject matter hereof. Except as modified or supplemented by this Addendum, the terms of the Franchise Agreement are hereby ratified and confirmed.

6.2 Entire Agreement. This Addendum and the Franchise Agreement referred to herein, constitute the entire, full and complete agreement between the parties hereto relating to the subject matter hereof, and supercede all prior agreements, understandings, or representations, oral or written, including any that may have existed between the Franchisee and Franchisor. The parties acknowledge that they were not induced to enter into this Addendum as the result of, or in reliance upon, any other agreement, understanding, or representation.

                            [Signature page follows]

      IN WITNESS WHEREOF, the parties hereto have executed this Addendum effective as of the day and year first written above.

"FRANCHISOR"                              "FRANCHISEE"

REMEDY INTELLIGENT STAFFING, INC.         _____________________________________

By: ___________________________________   By: __________________________________

Name: _________________________________   Name: ________________________________

Title: ________________________________   Title: _______________________________

                                  ATTACHMENT A

                             GROSS MARGIN SCHEDULE A

                                                                             GROSS
             ADJUSTED                           FRANCHISEE'S  FRANCHISOR'S  MARGIN
 TIER         GROSS    MARGIN DOLLAR RANGE(1)      SPLIT         SPLIT      FLOOR(2)
--------   ----------  ----------------------   ------------  ------------  --------
Tier 1     $       -        $  249,999              60%           40%           21%
Tier 2       250,000           399,999              61%           39%           21%
Tier 3       400,000           549,999              62%           38%           21%
Tier 4       550,000           674,999              63%           37%           21%
Tier 5       675,000           799,999              64%           36%           21%
Tier 6       800,000           899,999              65%           35%           21%
Tier 7       900,000           999,999              66%           34%           21%
Tier 8     1,000,000         1,099,999              67%           33%           21%
Tier 9     1,100,000         1,249,999              68%           32%           21%
Tier 10    1,250,000         1,399,999              69%           31%           21%
Tier 11    1,400,000         1,599,999              70%           30%           21%
Tier 12    1,600,000         1,999,999              71%           29%           21%
Tier 13    2,000,000         and above              72%           28%           21%

NOTES:

------------------
1. The dollar amounts reflected in the Gross Margin Schedule shall be subject to annual adjustment in accordance with the terms of Section 5.6 of the Franchise Agreement.

2. The Gross Margin Floor for all Adjusted Gross Margin Dollars earned by the Franchised Business up to and including Tier 13 shall be a Gross Margin Percentage of 21%.

                                  ATTACHMENT B

                             GROSS MARGIN SCHEDULE B

                                                                        GROSS
             ADJUSTED    MARGIN DOLLAR     FRANCHISEE'S  FRANCHISOR'S  MARGIN
 TIER         GROSS       RANGE(1)             SPLIT         SPLIT      FLOOR(2)
--------   ----------    -------------     ------------  ------------  --------
Tier 1     $       -      $  249,999            60%           40%         21%
Tier 2       250,000         399,999            61%           39%         21%
Tier 3       400,000         549,999            62%           38%         21%
Tier 4       550,000         674,999            63%           37%         21%
Tier 5       675,000         799,999            64%           36%         21%
Tier 6       800,000         899,999            65%           35%         21%
Tier 7       900,000         999,999            66%           34%         21%
Tier 8     1,000,000       1,099,999            67%           33%         21%
Tier 9     1,100,000       1,249,999            68%           32%         21%
Tier 10    1,250,000       1,399,999            69%           31%         21%
Tier 11    1,400,000       1,599,999            70%           30%         21%
Tier 12    1,600,000       1,899,999            70%           30%         20%
Tier 13    1,900,000       2,199,999            70%           30%         19%
Tier 14    2,200,000       and above            70%           30%         18%

NOTES:

----------------
1. The dollar amounts reflected in the Gross Margin Schedule shall be subject to annual adjustment in accordance with the terms of Section 5.6 of the Franchise Agreement.

2. The Gross Margin Floor for all Adjusted Gross Margin Dollars earned by the Franchised Business up to and including Tier 11 shall be a Gross Margin Percentage of 21%, and for Tiers 12-14, the Gross Margin Floor shall be determined in accordance with the Gross Margin Schedule.

                                  ATTACHMENT C

               AMENDMENT TO FRANCHISE AGREEMENT FOR TADI ACCOUNTS

      This Amendment to the Franchise Agreement for TADI Accounts ("AMENDMENT") is made as of _____________, 200__, by and between Remedy Intelligent Staffing, Inc., a California corporation ("FRANCHISOR"), and __________________________, a _____________________ ("FRANCHISEE"), in connection with the execution by Franchisor and Franchisee of the Remedy Intelligent Staffing, Inc. Franchise Agreement dated _____________, 20__ (the "FRANCHISE AGREEMENT"). All capitalized terms used herein and not otherwise defined shall have the same meaning as set forth in the Franchise Agreement.

                                    RECITALS

      A. Prior to entering into the Franchise Agreement, Franchisor and Franchisee were parties to a previous Remedy Intelligent Staffing, Inc. franchise agreement for the operation of the Franchised Business dated _________________________ (the "INITIAL AGREEMENT").

      B. Franchisee was previously granted the right service certain clients and customers deemed by Franchisor to be target account discount incentive customers or clients ("TADI ACCOUNTS").

      C. Franchisor is willing to permit Franchisee, and Franchisee wishes, to retain the right to service TADI Accounts in connection with the Franchised Business, under the terms set forth in this Amendment.

Franchisor and Franchisee hereby agree as follows:

1. No new TADI Accounts will be created or granted, and Franchisee shall only be entitled to service TADI Accounts in connection with the Franchised Business under the Franchise Agreement that Franchisee serviced in connection with the franchised business operated under the Initial Agreement.

2. The billings from TADI Accounts shall not be included in, or used to calculate, Adjusted Gross Margin Dollars obtained with billings from other Temporary Employment clients and customers of the Franchised Business.

3. TADI Accounts will not be subject to the Gross Margin Floor.

4. Franchisor's Split and Franchisee's Split on billings from TADI Accounts shall continue to be determined in the same manner as set forth under the Initial Agreement (e.g., using billed hours to determine Adjusted Gross Margin Dollars rather than billed dollars) for so long as such calculation is more advantageous to Franchisee than if calculated in accordance with the terms of the Franchised Agreement. If at any time Franchisee's Share of billings from TADI Accounts would be higher if calculated in accordance with the terms of the Franchise Agreement than in accordance with the Initial Agreement, Franchisee's Share and Franchisor's Share on billings

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

from TADI Accounts thereafter and forevermore shall be determined in accordance with the terms set forth in the Franchise Agreement.

5. During the term of the Franchise Agreement, Franchisee shall be entitled to continue to service each TADI Account and receive the benefits of having such client or customer classified as a TADI Account until such time as: (a) Franchisee does not provide any Temporary Employees to such TADI Account for a period of six (6) consecutive Accounting Periods; or (b) Franchisee's Share calculated from the billings from a TADI Account is no greater than if such account were not classified as a TADI Account. If either of the conditions in
(a) or (b) above occur, the account to which the condition applies shall no longer be deemed a TADI Account, and although Franchisee may continue to service such account as a client or customer of the Franchised Business, the billings from such client or customer shall be treated and calculated in the same manner as for any typical Temporary Employment client or customer of the Franchised Business under the Franchise Agreement.

The parties hereto have executed this Amendment effective as of the day and year first written above.

"FRANCHISOR"                              "FRANCHISEE"

REMEDY INTELLIGENT STAFFING, INC.         _____________________________________

By: ___________________________________   By: __________________________________

Name: _________________________________   Name: ________________________________

Title: ________________________________   Title: _______________________________

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

                                  ATTACHMENT D

                FIRST YEAR SPLIT CALCULATION GUARANTEE AMENDMENT

      This First Year Split Calculation Guarantee Amendment ("AMENDMENT") is made as of _____________, 200__, by and between Remedy Intelligent Staffing, Inc., a California corporation ("FRANCHISOR"), and __________________________, a ________________________ ("FRANCHISEE"), in connection with the execution by Franchisor and Franchisee of the Remedy Intelligent Staffing, Inc. Franchise Agreement dated _____________, 20__ (the "FRANCHISE AGREEMENT"). All capitalized terms used herein and not otherwise defined shall have the same meaning as set forth in the Franchise Agreement. Franchisor and Franchisee hereby agree as follows:

1. Franchisor and Franchisee have entered into the Franchise Agreement between October 1, 2005 and September 30, 2006.

2. During the first Calculation Year of the Franchise Agreement (the "SPLIT GUARANTEE PERIOD"), Franchisee's Split shall be calculated from Gross Billings in the manner more advantageous to Franchisee as between the terms of the previous franchise agreement between Franchisor and Franchisee for the operation of the Franchised Business (the "INITIAL AGREEMENT") and the Franchise Agreement. During the Split Guarantee Period, Franchisee's Split shall be calculated in accordance with the Gross Margin Schedule under the Franchise Agreement; but if, at the end of the Split Guarantee Period, it is determined by Franchisor that Franchisee's Split calculation on Gross Billings would have been higher if calculated under the Initial Agreement than as calculated under the Franchise Agreement, then Franchisor shall refund to Franchisee any applicable amounts that Franchisee would have received if Franchisee's Split was calculated during the Split Guarantee Period in accordance with the terms of the Initial Agreement.

3. This Amendment shall expire at the end of the Split Guarantee Period, and all of the terms of the Franchise Agreement shall thereafter apply without regard to this Amendment.

The parties hereto have executed this Amendment effective as of the day and year first written above.

"FRANCHISOR"                              "FRANCHISEE"

REMEDY INTELLIGENT STAFFING, INC.         _____________________________________

By: ___________________________________   By: __________________________________

Name: _________________________________   Name: ________________________________

Title: ________________________________   Title: _______________________________

                                  ATTACHMENT E

                FORM OF ELECTION TO CHANGE GROSS MARGIN SCHEDULE

      Pursuant to that certain Franchise Agreement (the "Franchise Agreement") and that certain Early Renewal Addendum to Franchise Agreement for Existing Franchisees ("Early Renewal Addendum"; and together with the Franchise Agreement, the "Agreement"), each dated __________, and each between Remedy Intelligent Staffing, Inc. and _____________ ("Franchisee"), Franchisee elects to change the Gross Margin Schedule applicable to the Agreement as set forth below. All capitalized terms not otherwise defined herein have the meanings given such terms in the Agreement.

      Franchisee elects to change from Gross Margin Schedule ____ [insert "A" or "B"] to Gross Margin Schedule ___ [insert Gross Margin Schedule to take effect] in accordance with Section 2.5 of the Early Renewal Addendum. Franchisee understands that this election shall only be effective if Franchisee has complied in all respects with the terms and conditions of Section 2.5 of the Early Renewal Addendum and is not in default under the Agreement.

      FRANCHISEE

      __________________________

      By: ______________________

      Name: ____________________

      Title: ___________________

      Date: ____________________

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

                                  ATTACHMENT F

                         PURCHASE CONSIDERATION REQUEST

      Reference is made to that certain Franchise Agreement (the "Franchise Agreement") and that certain Early Renewal Addendum to Franchise Agreement for Existing Franchisees ("Early Renewal Addendum"; and together with the Franchise Agreement, the "Agreement"), each dated as of __________, and each by and between Remedy Intelligent Staffing, Inc., a California corporation ("Franchisor"), and _____________, a _____________ ("Franchisee"). Franchisee
hereby requests that Franchisor consider a purchase of its Franchised Business pursuant to Section 2.8 of the Early Renewal Addendum.

      In connection with such request:

      1. Franchisee represents and warrants that it has performed its obligations under the Agreement and is not in default under the Agreement; and

      2. Franchisee has included with this Purchase Consideration Request the following information (the "Business Information"):

                     i. [Financial and other information]

                    ii. [_________________________________]

      Franchisee represents and warrants that the financial information included herewith has been prepared in accordance with generally accepted accounting principles consistently applied, and fairly presents the condition (financial and otherwise) of the Franchisee and the Franchised Business. The Business Information does not contain any misstatement of a material fact or omit to state a material fact necessary to prevent the statements made therein from being misleading.

      Franchisee:

      _______________________

      By: ___________________

      Name: _________________

      Title: ________________

      Date: _________________

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